SCHEDULE  14A  INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment  No.   )

Filed  by  the  Registrant  [X]
Filed  by  a  Party  other  than  the  Registrant  [  ]

Check  the  appropriate  box:

[X]     Preliminary  Proxy  Statement
[  ]     Confidential,  for  Use  of  the  Commission only (as permitted by Rule
14a-6(e)(2))
[  ]     Definitive  Proxy  Statement
[  ]     Definitive  Additional  Materials
[  ]     Soliciting  Material  Pursuant  to  S  240.14a-11(c)  or  S  240.14a-12


QUIK  PIX,  INC.
------------------------------------------------
(Name  of  Registrant  as  Specified  in  Its  Charter)

(Name  of  Person(s)  Filing  Proxy  Statement  if  other  than  the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

[X]     No  fee  required.
[  ]     Fee  computed  on  table  below  per Exchange Act Rules 14a-6(i)(4) and
0-11.

1)     Title  of  each  class  of  securities  to  which  transaction  applies:


-------------------------------------------
2)     Aggregate  number  of  securities  to  which  transaction  applies:


------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
      (set forth the amount on which the filing fee is calculated and state how it was determined):

------------------------------------------

4)       Proposed  maximum  aggregate  value  of  transactions:


-----------------------------------------

5)      Total  fee  paid:


----------------------------------------

[  ]     Fee  paid  previously  with  preliminary  materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)     Amount  Previously  Paid:
_________________________________________________________

2)     Form,  schedule  or  Registration  Statement  No.:
_______________________________________


3)     Filing  Party:
__________________________________________________________________

4)     Date  Filed.
___________________________________________________________________

Quik  Pix,  Inc.
7050  Village  Drive,  Suite  F
Buena  Park,  California  90621

July  9,  2001

Dear  Quik  Pix,  Inc.  Stockholder:

You are cordially invited to attend a Annual Meeting of the stockholders of Quik Pix, Inc., a Nevada Corporation ("QPIX") to be held on August 7, 2001 at 1:00 P.M., local time, at Quik Pix, Inc., headquarters at 7050 Village Drive, Suite F, Buena Park, California.

At this Annual Meeting, the Quik Pix, Inc. Stockholders will vote upon the following:

1.     The  election  of  five  new  directors;
2. The amendment and restatement of our articles of incorporation to increase the number of authorized shares of common stock from 50,000,000 to 200,000,000.
3. The ratification of the appointment of Weinberg & Co., PA as the Company's independent auditors;
4. The approval of an acquisition that would require the issuance by our company of 37,500,000 shares of common stock in order to provide the acquiring company, Imaging Technologies, Inc. ("ITEC"), with 78% of our issued and outstanding shares of common stock in exchange for ITEC assuming the current liabilities of Quik Pix as of December 31, 2000 and paying off certain debentures with 500,000 shares of ITEC common stock.
5. To authorize the Board of Directors, in its discretion, to perform any action it deems necessary to effect a range from five-to-one to ten-to-one reverse split of the outstanding shares of the Common Stock of the Company, without further approval or authorization of the Company's shareholders, including, without limitation, amendment of the Articles of Incorporation of the Company to effect such a split.

Whether you plan to attend the Annual Meeting or not, it is important that you promptly complete, sign, date and return the enclosed proxy card in accordance with the instructions set forth on the card. This will ensure your proper representation at the Annual Meeting.

I hope you will be able to attend the Annual Meeting and look forward to seeing you on August 7, 2001.

Very  truly  yours,


John  Capezzuto
President  and  Chairman  of  the  Board

QUIK  PIX,  INC.
7050  VILLAGE  DRIVE,  SUITE  F
BUENA  PARK,  CALIFORNIA  90621


NOTICE  OF  ANNUAL  MEETING

AUGUST  7,  2001


On August 7, 2001 at 1:00 P.M., local time, an Annual Meeting of Stockholders of Quik Pix, Inc. will be held at Quik Pix, Inc. headquarters at 7050 Village Drive, Suite F, Buena Park, California.

The  purpose  of  the  Annual  Meeting  is  to:

1.     The  election  of  five  new  directors;
2. The amendment and restatement of our articles of incorporation to increase the number of authorized shares of common stock from 50,000,000 to 200,000,000.
3. The ratification of the appointment of Weinberg & Co., PA as the Company's independent auditors;
4. The approval of an acquisition that would require the issuance by our company of 37,500,000 shares of common stock in order to provide the acquiring company, Imaging Technologies, Inc. ("ITEC"), with 78% of our issued and outstanding shares of common stock in exchange for ITEC assuming the current liabilities of Quik Pix as of December 31, 2000 and paying off certain debentures with 500,000 shares of ITEC common stock.
5. To authorize the Board of Directors, in its discretion, to perform any action it deems necessary to effect a range of five-to-one to ten-to-one reverse split of the outstanding shares of the Common Stock of the Company, without further approval or authorization of the Company's shareholders, including, without limitation, amendment of the Articles of Incorporation of the Company to effect such a split.

These items of business are described for you in detail in the attached proxy statement. We encourage you to read these materials very carefully and in their entirety.

Holders of record of our common stock at the close of business on June 29, 2001 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting. A list of holders eligible to vote will be available for inspection at the Annual Meeting and for a period of 10 days prior to the Annual meeting at regular business hours at our principal business address indicated above.

BY  ORDER  OF  THE  BOARD  OF  DIRECTORS,

Ed  Youngman
Secretary

PROXY  STATEMENT



July  9,  2001

This Proxy Statement is furnished to the holders of common stock of Quik Pix, Inc. in connection with the solicitation by our Board of Directors of proxies for use at an Annual Meeting of Stockholders (the "Annual Meeting") or at any adjournment thereof, pursuant to the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held on August 7, 2001 at 1:00 P.M., local time, at Quik Pix, Inc. headquarters at 7050 Village Drive, Suite F, Buena Park, California.

This Proxy Statement, the Notice of Annual Meeting, the proxy card and the related attachments were mailed to our stockholders on or about July 5th, 2001.

It is proposed that at the Annual Meeting that Quik Pix, Inc. shareholders ratify: (i) the election of five new directors to the Quik Pix, Inc. Board of Directors; (ii) the amendment and restatement of our articles of incorporation to increase the number of authorized shares of common stock from 50,000,000 to 200,000,000; (iii) the appointment of Weinberg & Co., PA as the
Company's independent auditors; (iv) an acquisition that would require the issuance by our company of 37,500,000 shares of common stock in order to provide the acquiring company, Imaging Technologies, Inc. ("ITEC"), with 78% of our issued and outstanding shares of common stock in exchange for ITEC assuming the current liabilities of Quik Pix as of December 31, 2000 and paying off certain debentures with 500,000 shares of ITEC common stock; and (v) to authorize the Board of Directors, in its discretion, to perform any action it deems necessary to effect a range from five-to-one to ten-to-one reverse split of the outstanding shares of the Common Stock of the Company, without further approval or authorization of the Company's shareholders, including, without limitation, amendment of the Articles of Incorporation of the Company to effect such a split.

A vote "FOR" all of the proposals described above by at least a majority of the voting power of the corporation in person or by proxy at the Annual meeting is required to approve these proposals. A vote "FOR" all of the proposals described above by at least a majority of the voting power of the corporation in person or by proxy at the Annual meeting is required to approve these proposals.

Management currently is not aware of any other matters that will come before the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons designated as proxies intend to vote in accordance with their best judgment on such matters.

Proxies for use at the Annual Meeting are being solicited by our Board of Directors. Proxies will be solicited chiefly by mail; however, certain or our officers, directors, employees and agents, none of whom will receive additional compensation therefore, may solicit proxies by telephone, telegram, email or other personal contact. We will bear the cost of the solicitation of the proxies, including postage, printing and handling, and will reimburse the reasonable expenses of brokerage firms and others for forwarding material to beneficial owners of shares of Common Stock.

VOTING  SECURITIES

All holders of record of the Company's Common Stock at the close of business on June 29, 2001 are entitled to vote at the Annual Meeting. On that date, 10,297,305 shares of Common Stock were issued and outstanding. Each share entitles the holder to one vote. The persons appointed by the enclosed Proxy card have advised the Board of Directors that it is their intention to vote at the meeting and comply with the instructions on the Proxy cards received from stockholders and, if no contrary instruction is indicated on the Proxy card, for the election of the persons nominated to serve as directors and in accordance with the recommendations of the Board of Directors on any other matter brought before the Annual Meeting.

VOTING  OF  PROXIES
When you sign, date and return the enclosed Proxy, the shares represented by the Proxy will be voted in accordance with your directions. You can specify your voting instructions by marking the appropriate boxes on the proxy card. If your proxy card is signed and returned without specific voting instructions, your shares of the common stock will be voted as recommended by the directors:

"FOR"  the  election  of the five nominees for director named on the proxy card;

"FOR" the amendment and restatement of our articles of incorporation to increase the shares of common stock authorized from fifty million (50,000,000) to two hundred million (200,000,000) common shares;

"FOR"  the approval to appoint Weinberg & Co., PA as auditors for Quik
Pix,  Inc.;

"FOR" the approval of an acquisition that would require the issuance by our company of 37,500,000 shares of common stock in order to provide the acquiring company, Imaging Technologies, Inc. ("ITEC"), with 78% of our issued and outstanding shares of common stock in exchange for ITEC assuming the current liabilities of Quik Pix as of December 31, 2000 and paying off certain debentures with 500,000 shares of ITEC common stock; and

"FOR" authorizing the Board of Directors, in its discretion, to perform any action it deems necessary to effect a ten-to-one reverse split of the outstanding shares of the Common Stock of the Company, without further approval or authorization of the Company's shareholders, including, without limitation, amendment of the Articles of Incorporation of the Company to effect such a split.

You may revoke your Proxy at any time before it is voted at the Annual Meeting by submitting a later-dated proxy or by giving written notice of revocation to the Secretary of the Company. If you do attend the Meeting, you may vote by ballot at the Annual Meeting and cancel any proxy previously given.

All of the proposals outlines below will pass or fail based on a majority of the votes cast at the meeting by the holders of shares represented in person or by proxy. Abstentions and broker non-votes are counted as shares present for determination of a quorum, but are not counted as "For" or "Against" votes on any item to be voted on and are not counted in determining the amount of shares voted on an item.

PROPOSAL  ONE
ELECTION  OF  DIRECTORS
(Item  1  on  the  Proxy  Card)

The Board of Directors is composed of five members. The Board of Directors has the responsibility for establishing broad corporate policies and for overseeing the overall performance of the Company. Each director is elected to hold office until the next annual meeting of stockholders or until a director's successor is elected and qualified or until a director's death, resignation or removal.

The following summary information sets forth information concerning the Company's directors and nominees:

Brian Bonar. Mr. Bonar has been a Director of Quik Pix since February 2000. Mr. Bonar has served since April 1998 as CEO of Imaging Technologies Corporation, a color management software and imaging company. From 1991 to 1992, Mr. Bonar was vice president of worldwide sales and marketing for Bezier Systems, Inc., a San Jose, California-based manufacturer and marketer of laser printers. From 1990 to 1991, he was a worldwide sales manager for Adaptec, Inc., a San Jose-based laser printer controller developer. From 1988 to 1990, Mr. Bonar was vice president of sales and marketing for Rastek Corporation, a laser printer controller developer located in Huntsville, Alabama. From 1984 to 1988, Mr. Bonar was employed as executive director of engineering at QMS, Inc., an Alabama-based developer and manufacturer of high-performance color and monochrome printing solutions. Prior to these positions, Mr. Bonar was employed by IBM U.K. Ltd. for approximately 17 years.

Christopher McKee. Mr. McKee has been a Director of Quik Pix since February 2000. Mr. McKee is currently president and chief operating officer of Imaging Technologies, a color management software and imaging company. Prior to joining Imaging Technologies, Mr. McKee spent 23 years with Flowserve Corporation and its predecessor companies, BW/IP & Borg Warner in various financial management positions. Previously, Mr. McKee was a financial analyst for Ford Motor Company. He holds an MBA from Pepperdine University.

John Capezzuto. John Capezzuto has served as the President of Quik Pix since its inception. Mr. Capezzuto's employment history includes various managerial positions in New York-based photographic labs. He has also had extensive experience in point-of-purchase displays and trade show exhibit building. Over the last twelve years, he has been on the board of directors for the following private corporations: Exhibitronix Inc., Modular Display Systems, Inc., Tabery Corporation, Delta Transport, and American Distributing Company.

Ed Youngman. Mr. Youngman has served as Controller and Secretary/Treasurer of Quik Pix since 1987. Mr. Youngman has held numerous senior executive roles at Litton, Sargent Industries and HN Bailey Associates.

Lee Finger. Mr. Finger has been a Director of Quik Pix since 1982. Mr. Finger was Vice President of Sales for QPI for ten years. He is currently retired.

DIRECTORS'  COMPENSATION

The aforementioned directors shall serve a term of one year and shall not be compensated for their service to the board.

BOARD  OF  DIRECTORS  AND  COMMITTEE  MEETINGS

There were four Board of Directors meetings held in year 2000. The directors had the option to attend via conference call. All directors attended the four meetings.

BOARD  COMMITTEES

There are currently no committees of the Quik Pix board; however, subsequent to the close of this Annual Meeting, the Board intends to form compensation and audit committees.

CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS

On December 11, 2000, the Company entered into a Purchase Agreement with ITEC. Brian Bonar, ITEC's Chief Executive Officer, and Christopher McKee, ITEC's President and Chief Operating Officer, are both directors of the Company; however, the Company believes that the terms of the Purchase Agreement were negotiated as an arm's length transaction.

The Company has debentures outstanding to its officers, John Capezzuto, Ed Youngman and Lee Finger, valued at an aggregate of $458,317. Such debentures, upon shareholder approval of the ITEC Purchase Agreement, will be converted into an aggregate of 500,000 shares of the common stock of ITEC.

As of September 30, 2000, the Company has unsecured notes payable to John Capezzuto, its president, in the aggregate amount of $177,997. Such notes were converted into non-interest bearing loans during the fiscal year 2000. As of the date of this Report, the notes have matured and have not yet been paid.

As of September 30, 2000, the Company has unsecured notes payable to Ed Youngman, its secretary and treasurer, in the aggregate amount of $159,209. As of the date of this Report, the notes have matured and have not yet been paid.

COMPENSATION  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

For fiscal year 2000, Quik Pix, Inc., President and Chairman John Cappezuto was paid USD $46,800.00. None of the Company's officers received a salary and cash bonus in excess of $100,000 for services rendered during such fiscal years. The Company does not currently have any long-term compensation plans or stock option plans, has no audit, compensation or executive committees, and has no key-man life insurance on any director or officer.
The Company's current directors do not receive any additional compensation for their services as directors.

The  Company does not have any written employment agreements with its employees.

SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

The following table sets forth certain information known to the Company with respect to the beneficial ownership of Common Stock as of September 30, 2000, by
(i) all persons who are beneficial owners of five percent (5%) or more of the Common Stock, (ii) each director and nominee for director, (iii) the executive officers named in the Summary Compensation Table of the Executive Compensation and Other Information section of this Proxy Statement and (iv) all current directors and executive officers as a group. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws, where applicable.



                           Shares of Common             Percentage
                           Stock Beneficially       Of Shares Beneficially
                               Owned (1)                Owned (2)
John Capezzuto                3,521,121                    34.1%

Software Technology, Inc.(3)  2,500,000                    24.2%

Ed Youngman                      17,778                       *

Lee Finger                       54,445                       *

Brian Bonar                           -                       *

Christopher McKee                     -                       *

All current directors and
executive officers as a
group (5 persons)             6,093,344                    59.1%

* Represents less than 1% of the outstanding shares of common stock of the Company.

(1) Includes options and warrants, which are exercisable within 60 days of the date of this Report.

(2) Based upon 10,297,305 shares of the Company's common stock outstanding as of September 30, 2000.

(3) Mr. Woo Young Kim, of Seoul, Korea, is president and controlling shareholder of Software Technology, Inc., and may be deemed a beneficial owner of these securities.


SECTION  16(A)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE

The Exchange Act requires our executive officers, directors and beneficial owners of more than 10% of a class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Based solely upon a review of Forms 4 and 5, and amendments thereto, furnished to us during our most recent fiscal year, we believe that during calendar year 2000, all reporting persons timely complied with all filing requirements applicable to them.

ACCOUNTANTS

Weinberg & Company, P.A., have been the independent public accountants of the Company for the year ending December 31, 2000. One or more members of Weinberg & Company, P.A. are expected to be present at the Annual Meeting, to respond to questions and to make a statement if they desire to do so.

THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 1, THE ELECTION OF THE FIVE AFOREMENTIONED FIVE DIRECTOR NOMINEES, TO BE IN THE BEST INTERESTS OF QUIK PIX, INC. AND OUR STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF. PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

PROPOSAL  TWO
DIRECTORS' PROPOSAL TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 50,000,000 TO 200,000,000
(ITEM  2  ON  THE  PROXY  CARD)

At the Annual Meeting, shareholders will be asked to approve and Consent to amend the Company's restated Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 200,000,000 shares.

The principal purpose of the proposed amendment to the Certificate is to authorize additional shares of Common Stock which will be available to facilitate the current raising of additional capital through the sale of securities, to grant options or other stock incentives to the Company's employees, for a possible acquisition of another company or its business or assets, or to seek to establish a strategic relationship with a corporate partner. If the amendment is approved by the stockholders, the Board of Directors does not intend to solicit further stockholder approval prior to the issuance of any additional shares of Common Stock, except as may be required by applicable law.

THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 2 TO BE IN THE BEST INTERESTS OF QUIK PIX, INC. AND OUR STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF. PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

PROPOSAL  THREE
THE  RATFICATION  OF  THE  APPOINTMENT  OF
WEINBERG & CO. PA
AS  THE  COMPANYS  INDEPENDENT  AUDITORS.
(ITEM  3  ON  THE  PROXY  CARD)

The stockholders will be asked to ratify the appointment of Weinberg & Co., PA as our independent certified public accountants. A representative of Weinberg & Co, PA is expected to be present at the Annual Meeting, and will have an opportunity to make a statement if he or she desires to do so. He or she is also expected to be available to respond to appropriate questions from stockholders.

Audit  Fees(1)                             $38,388.60
Financial  Information  Systems
Design  and  Implementation  Fees          $        0
All  Other  Fees(2)                        $        0
                                       ----------------
                                 Total     $38,388.60
_____________

(1) Audit fees relate to services rendered for the annual audit of our consolidated financial statements for 2000 and the review of the financial statements included in our quarterly reports on Form 10-Q in 2000.
(2) All other fees relate to advice and assistance provided to us in connection with tax compliance and various transactions.

     Our board of directors has considered whether the provisions of the non-audit services described above is compatible with maintaining Weinberg & Co., PA's independence and determined that such services are appropriate.


VOTE  REQUIRED  AND  BOARD  RECOMMENDATION

Ratification of the Board's selection of Weinberg & Co., PA will require the affirmative vote of the holders of a majority of the total shares of Common Stock at the Annual Meeting, in person or by proxy, and entitled to vote thereon at the Annual Meeting.

THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 3 TO BE IN THE BEST INTERESTS OF QUIK PIX, INC. AND OUR STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF. PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.


PROPOSAL  FOUR
THE APPROVAL OF THE ACQUISITION OF 78% OF THE COMPANY'S COMMON STOCK BY IMAGING TECHNOLOGIES CORPORATION ("ITEC") IN CONSIDERATION OF ITEC ASSUMING ALL CURRENT LIABILITIES OF THE COMPANY AND PAYING OFF CERTAIN DEBENTURES WITH 500,000 SHARES OF ITEC RESTRICTED COMMON STOCK
(ITEM  4  ON  THE  PROXY  CARD)


At the Annual Meeting, the stockholders will be asked to approve the following transaction:

On December 11, 2000, the Company entered into an agreement (the "Purchase Agreement" with Imaging Technologies Corporation, a Delaware corporation ("ITEC"), whereby ITEC will assume the liabilities of Quik Pix as they were on December 1, 2000, which liabilities are estimated to be approximately $1,300,000, exclusive of certain outstanding convertible debentures. However, in the event that ITEC is unable to pay such liabilities, creditors may still pursue legal remedies against Quik Pix.

Pursuant to the Purchase Agreement, Quik Pix will issue 37,500,000 shares of its restricted common stock to ITEC. In addition, in a separate transaction, the convertible debenture holders of the Company have agreed, subject to approval of the Purchase Agreement, to cancel such debentures together with all related accrued interest in exchange for an aggregate total of 500,000 shares of restricted common stock of ITEC.

The Purchase Agreement also requires that John Capezzuto assign to Quik Pix his rights to United States patent number 5,782,026.

Brian Bonar, ITEC's Chief Executive Officer, and Christopher McKee, ITEC's President and Chief Operating Officer, are both directors of the Company; however, the Company believes that the terms of the Purchase Agreement were negotiated as an arm's length transaction.

QUESTIONS  AND  ANSWERS  REGARDING  ITEC  AND  THE  PROPOSED  TRANSACTION:

Who  is  Imaging  Technologies  Corporation  (or  ITEC),  Inc.?
---------------------------------------------------------------

ITEC was incorporated in March, 1982 under the laws of the State of California, and reincorporated in May, 1983 under the laws of the State of Delaware. Its principal executive offices are located at 15175 Innovation Drive San Diego, CA 92129.

ITEC develops, manufactures, and distributes high-quality digital imaging solutions. It produces a range of printers and other imaging products for use in graphics and publishing, digital photography and other niche business and technical markets. ITEC began with a core technology in the design and development of controllers for non-impact printers and multifunction peripherals and expanded its product offerings to include monochrome and color printers, external print servers, and software to improve the accuracy of color reproduction.

ITEC's ColorBlind color management software is a suite of applications, utilities and tools designed to create, edit and apply industry standard ICC (International Color Consortium) profiles that produce accurate color rendering across a wide range of peripheral digital devices.

ITEC produces printer controllers that provide modularity and performance advantages for its OEM customers such as faster time-to-market by outsourcing controller development and manufacturing to ITEC.

Is  ITEC  profitable?
---------------------

For its fiscal year ended June 30, 2000, ITEC lost $14,200,000 before income taxes, on revenues of $2,547,000. ITEC's losses and revenues for the nine months ended March 31, 2001 were approximately $6,028,000 million and $3,043,000 million, respectively. ITEC has a total shareholders' net capital deficiency of $13,105,000 as of March 31, 2001, and currently relies on the sale of additional equity securities to provide working capital to sustain its business operations. In the absence of obtaining additional working capital through equity or debt financing, ITEC may be forced to discontinue operations generally.

What  are  the  principal terms of the acquisition of 78% of our common stock by
--------------------------------------------------------------------------------
ITEC?
-----

     ITEC, directly or through one of its subsidiaries, affiliates, assignees or successors, will assume the current liabilities of the company as of December 1, 2000, estimated to be approximately $1,300,000 excluding our debentures.

     Quik Pix will issue to ITEC 37,500,000 shares of our common stock, subject to certain restrictions on transferability.

     Quik Pix convertible debentures and all of their accrued interest will be cancelled in exchange for the issuance by ITEC of 500,000 shares of ITEC common stock to the debenture holders.

     Quik Pix will agree to enter into a strategic business relationship with ITEC for Quik Pix's mutual benefit.

     The  patent  for  our unique Photomotion   process will be transferred from
John  Cappezuto  to  Quik  Pix.

What  happens  if  the  matters submitted for vote at the Annual meeting are not
--------------------------------------------------------------------------------
approved  by  our  stockholders  at  the  Annual  meeting?
----------------------------------------------------------

The consequences of stockholders not approving the proposals described in this proxy statement are as follows:

If stockholders do not ratify the issuance of 37,500,000 shares of common to ITEC, ITEC will not assume our debt of approximately $1.3 million or issue 500,000 shares of ITEC common stock in exchange for cancellation of our outstanding debentures. We will be unable to complete our transaction with ITEC and we will not be relieved of our debt obligations or the obligations to pay the debentures according to their terms. Without relief from our debt obligations and debentures and without other sources of working capital it may be necessary to discontinue operations of our company.

Will  I  have  appraisal  rights  if  I  do not approve of the ITEC transaction?
--------------------------------------------------------------------------------

No. You will not have any right to dissent from the ITEC acquisition and receive a value for your shares of our common stock as determined by a court.

Is  there  any risk that the ITEC transaction will not be approved at the Annual
--------------------------------------------------------------------------------
meeting?
--------

No, unless there is a material change of circumstances or litigation is commenced to enjoin the Annual meeting and the plaintiff ultimately prevails in terminating the ITEC transaction. Since holders of approximately 60% of the outstanding shares of our common stock entitled to vote at the Annual meeting have already agreed and issued irrevocable proxies to vote "FOR" the proposals, approval of this matter is assured.

THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 4 TO BE IN THE BEST INTERESTS OF QUIK PIX, INC. AND OUR STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF. PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.


PROPOSAL  FIVE
TO AUTHORIZE THE BOARD OF DIRECTORS, IN ITS DISCRETION, TO PERFORM ANY ACTION IT DEEMS NECESSARY TO EFFECT A RANGE FROM A FIVE-TO-ONE TO A TEN-TO-ONE REVERSE SPLIT OF THE OUTSTANDING SHARES OF THE COMMON STOCK OF THE COMPANY, WITHOUT FURTHER APPROVAL OR AUTHORIZATION OF THE COMPANY'S SHAREHOLDERS, INCLUDING, WITHOUT LIMITATION, AMENDMENT OF THE ARTICLES OF INCORPORATION OF THE COMPANY TO EFFECT SUCH A SPLIT
(ITEM  5  ON  THE  PROXY  CARD)


The Board of Directors has adopted a resolution seeking approval by the Company's shareholders of a proposal to authorize the Board of Directors, in its discretion, to perform any action it deems necessary to effect a range from a five-to-one to a ten-to-one reverse split of the outstanding shares of Common Stock at any time prior to August 7, 2002, without further approval or authorization of the Company's shareholders. Among the actions to be taken if the Company's shareholders approve the proposed ten-to-one reverse stock split and the Board of Directors effects the proposed reverse stock split prior to August 7, 2002 would be the amendment of the Company's Articles of Incorporation to reflect the outcome of such a range of a reverse split. If this proposal is approved by the Company's shareholders at the Annual Meeting and the Board of Directors elects to effect the reverse stock split prior to August 7, 2002, the officers of the Company will be authorized to promptly execute and file the Amendment with the Nevada Department of Corporations and the office of the Nevada Secretary of State.

PURPOSE  OF  PROPOSED  REVERSE  STOCK  SPLIT

The purpose of the proposed range of five-to-one to ten-to-one reverse stock split is to decrease the number of outstanding shares of Common Stock and shares subject to outstanding options and warrants and to increase the market value of each share of Common Stock.

The Company's stock is currently trading at a very low value per share, a situation that may be generally perceived as negatively affecting the attitude of potential investors in the Company. The reverse split should have the effect of increasing, proportionally, the trading price of the Company's shares and increasing the ratio of number of shares authorized relative to the number of shares issued and outstanding which the Board of Directors believes will be beneficial for all holders of the Company's equities.

EFFECT  OF  PROPOSED  REVERSE  STOCK  SPLIT

If the proposed range of five-to-one to ten-to-one reverse stock split is approved at the Annual Meeting and the Board of Directors elects to effect the proposed reverse stock split, each outstanding share of Common Stock as of the record date of the reverse stock split will immediately and automatically be changed, as of the effective date of the Amendment, into one-tenth of a share of Common Stock. In addition, the number of shares of Common Stock subject to outstanding options and warrants issued by the Company will be reduced by a factor of ten. No fractional shares of Common Stock or script will be issued in connection with the proposed reverse stock split. Holders of the Common Stock who would otherwise receive a fractional share of Common Stock pursuant to the reverse stock split will have their fractional share rounded up to one full share of Common Stock (e.g., a person holding 1,001 shares of Common Stock prior to the proposed reverse stock split would receive 101 shares of Common Stock following the reverse stock split instead of 100.1 shares).

If the reverse stock split is approved at the Annual Meeting and effected by the Board of Directors, the Board of Directors will fix a record date for determination of shares subject to the reverse stock split. As of the date of this Proxy Statement, the Board of Directors had not fixed a record date for a reverse stock split. As of June 29, 2001, the record date for the Annual Meeting, there were 10,297,305 shares of Common Stock issued and outstanding, and zero shares of Common Stock subject to warrants and options granted by the Company. If additional shares of Common Stock are issued or redeemed, the actual number of shares issued and outstanding before and after the reverse stock split will increase or decrease accordingly.

Because the reverse stock split will apply to all issued and outstanding shares of Common Stock and outstanding rights to purchase Common Stock or to convert other securities into Common Stock, the proposed reverse stock split will not alter the relative rights and preferences of existing shareholders. The Amendment will, however, effectively increase the number of shares of Common Stock available for future issuances by the Board.

If the proposed reverse stock split is approved at the Annual Meeting and effected by the Board of Directors, some shareholders may consequently own less than one hundred shares of Common Stock. A purchase or sale of less than one hundred shares (an "odd lot" transaction) may result in incrementally higher trading costs through certain brokers, particularly "full service" brokers. Therefore, those shareholders who own less than one hundred shares following a reverse stock split may be required to pay modestly higher transaction costs should they then determine to sell their shares in the Company.

EXCHANGE  OF  SHARE  CERTIFICATES

If the reverse stock split is approved at the Annual Meeting and effected by the Board of Directors, each certificate representing shares of Common Stock that is issued and outstanding, or issued and held by the Company, immediately on the record date established by the Board of Directors, shall thereafter for all purposes be deemed to represent one-tenth of a share of Common Stock for each share of Common Stock presently represented by such certificate. Each holder of record of a certificate for one or more shares of Common Stock as of the record date established by the Board of Directors, shall be entitled to receive, as soon as practicable, and upon surrender of each certificate to the officer or agent having charge of the stock transfer books of the Company, a certificate or certificates representing one-tenth of a share of Common Stock (subject to the rounding procedures previously discussed) for each share of Common Stock represented by the certificate of such holder immediately prior to the record date. The shares of Common Stock represented by certificates issued pursuant to this paragraph shall be validly issued, fully paid and non-assessable. Any legends set forth on any existing certificate will also be set forth on the corresponding replacement certificate.

BOARD  DISCRETION  TO  IMPLEMENT  REVERSE  STOCK  SPLIT

If the reverse stock split is approved at the Annual Meeting, the Board of Directors may, in its sole discretion, at any time prior to August 7, 2002, authorize the reverse stock split and file the Amendment with the Nevada Department of Corporations and the office of the Nevada Secretary of State. The determination by the Board of Directors will be based on a number of factors, including market conditions, existing and expected trading prices for the Common Stock and the likely effect of business developments on the market price for the Common Stock. Notwithstanding approval of the reverse stock split at the Annual Meeting, the Board of Directors may, in its sole discretion, determine not to implement the reverse stock split.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO AUTHORIZE THE BOARD OF DIRECTORS TO EFFECT A RANGE OF FROM FIVE-TO-ONE TO TEN-TO-ONE REVERSE STOCK SPLIT OF THE COMMON STOCK, IN ITS DISCRETION, AT ANY TIME PRIOR TO AUGUST 7, 2002.

GENERAL  QUESTIONS  REGARDING  THE  ANNUAL  MEETING  THIS  PROXY

What  is  the  time  and  place  of  the  Annual  meeting?
----------------------------------------------------------

The meeting will be held at 1 p.m., local time, at 7050 Village Drive, Suite F, Buena Park, California, on August 7, 2001.

Who  may  be  present  at  the  Annual  meeting  and  who  may  vote?
---------------------------------------------------------------------

All holders of our common stock and other interested persons may attend the Annual meeting in person. However, only stockholders of record as of June 29, 2001 may cast their vote in person or by proxy at the Annual Meeting.

What  is  the  vote  required?
------------------------------

Each of the proposals requires the affirmative vote of a majority of the voting power of the common stockholders on the proposal in person or by proxy at the Annual Meeting:

Who  is  soliciting  my  proxy?
-------------------------------

The  Board  of  Directors  of  Quik  Pix,  Inc.

What  do  I  need  to  do  now?
-------------------------------

Please sign, date and complete your proxy card and promptly return it in the enclosed, self addressed, prepaid envelope so that your shares of our common stock can be represented at the Annual meeting.

If  my  shares  are  held  in "street name" by my broker, will my broker vote my
--------------------------------------------------------------------------------
shares  for  me?
----------------

Your broker will vote your shares for you ONLY if you instruct your broker how to vote for you. Your broker should mail information to you that will explain how to give these instructions.

Can  I  change  my  vote  after  I  have  mailed  my  signed  proxy  card?
--------------------------------------------------------------------------

Yes. Just send by mail a written revocation or a later-dated, completed and signed proxy card before the Annual meeting or simply attend the Annual meeting and vote in person. You may not change your vote by facsimile or telephone.

What if I don't send back a proxy card or vote my shares in person at the Annual
--------------------------------------------------------------------------------
Meeting?
--------

If you don't return your proxy card or vote your shares in person at the Annual meeting, each of those shares will be treated as a vote "for" each of the proposals presented at the Annual meeting.

OTHER  MATTERS

The Board of Directors does not intend to bring any other matters before the Annual Meeting and does not know of any other matter that may be brought before the Annual Meeting.

SUBMISSION  OF  2001  STOCKHOLDER  PROPOSALS

Proposals of stockholders that are intended to be presented at the annual meeting in 2002 much be received by the Secretary of Quik Pix, Inc., 7050 Village Drive, Suite F, Buena Park, California 90621, not later than December 31, 2001 to be considered for inclusion in the Company's 2002 Proxy material.

A copy of the Company's Form 10-KSB may be obtained by written request from Ed Youngman, Secretary, at the Company, 7050 Village Drive, Suite F, Buena Park, California 90621.

The above Notice and Proxy Statement are sent by order of the Board of Directors.

By  order  of  the  Directors

Ed  Youngman
Secretary

Dated:  July  9,  2001

                            THE BOARD OF DIRECTORS OF
                                 QUIK PIX, INC.

Dated:  August  7,  2001

QUIK  PIX,  INC.,  PROXY  SOLICITED  ON  BEHALF  OF  THE  BOARD  OF  DIRECTORS

The undersigned hereby appoints John Cappezuto, as proxy, with full power of substitution and resubstitution, to vote all shares of stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Annual Meeting") of Quik Pix, Inc. (the "Company") to be held at the Company's
    ------------                           -------
principal executive offices at 7050 Village Drive, Suite F, Buena Park, California, 90621, on August 7th, 2001, at 1:00 P.M., local time, or at any postponements or adjournments thereof, as specified below, and to vote in his or her discretion on such other business as may properly come before the Annual Meeting and any adjournments thereof.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                                       FOR
                          PROPOSALS 1, 2, 3, 4, AND 5.

1.     ELECTION  OF  5  NEW  DIRECTORS:

Nominees: Brian Bonar, Christopher McKee, John Capezzuto, Ed Youngman, and Lee Finger

__VOTE FOR ALL NOMINEES ABOVE             __WITHHOLD AUTHORITY to vote for all
                                          nominees  listed  above (Except  as
                                          withheld  in the space below)


Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name below:

BRIAN  BONAR          CHRISTOPHER  MCKEE          JOHN  CAPEZZUTO

EDYOUNGMAN            LEE  FINGER

2.     INCREASE  AUTHORIZED  SHARES:

The amendment and restatement of our articles of incorporation to increase the number of authorized shares of common stock from 50,000,000 to 200,000,000.

       __VOTE  FOR       __VOTE  AGAINST     __ABSTAIN

3.     RATIFICATION  OF  ACCOUNTANTS:

     Ratification and approval of the selection of Weinberg & Co., PA as independent auditors.

       __VOTE FOR       __VOTE AGAINST       __ABSTAIN

4. APPROVAL OF AN ACQUISITON THAT WOULD REQUIRE ISSUANCE OF 37.5 MILLION SHARES IN ORDER TO PROVIDE THE AQUIRING COMPANY, IMAGING TECHNOLOGIES, INC., WITH COMMON STOCK IN EXCHANGE FOR ASSUMING CURRENT LIABILITIES AND PAYING OFF CERTAIN DEBENTURES FOR ITEC COMMON STOCK.

       __VOTE FOR       __VOTE AGAINST       __ABSTAIN

5. AUTORIZATION FOR BOARD OF DIRECTORS TO EFFECT FROM A 10-TO-1 TO A 5-TO-1 REVERSE SPLIT, AT ITS DISCRETION:

       __VOTE  FOR       __VOTE  AGAINST     __ ABSTAIN

                          (PLEASE SIGN AND DATE BELOW)


UNLESS OTHERWISE SPECIFIED BY THE UNDERSIGNED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, AND 5, AND WILL BE VOTED BY THE PROXY HOLDERS AT THEIR DISCRETION AS TO ANY OTHER MATTERS PROPERLY TRANSACTED AT THE ANNUAL MEETING OR ANY ADJOURNMENT(S) THEREOF TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS JUST SIGN BELOW, NO BOXES NEED BE CHECKED.

DATED:  ____________________,  2001

SIGNATURE  OF  STOCKHOLDER



PRINTED  NAME  OF  STOCKHOLDER



TITLE  (IF  APPROPRIATE)



PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. IF SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH, AND, IF SIGNING FOR A CORPORATION, GIVE YOUR TITLE. WHEN SHARES ARE IN THE NAMES OF MORE THAN ONE PERSON, EACH SHOULD SIGN.

CHECK  HERE  IF  YOU  PLAN  TO  ATTEND  THE  ANNUAL  MEETING.

                                 QUIK PIX, INC.
                           7050 Village Drive, Suite F
                          Buena Park, California 90621